UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 3, 2008



                        Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                                   36-0767530
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)



               One Rockefeller Plaza, New York, New York   10020
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



                                 (212) 332-8400
               --------------------------------------------------
              (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


          On December 3, 2008, John A. Brunjes resigned his position as a director of the registrant. There was no disagreement between Mr. Brunjes and the registrant. A copy of Mr. Brunjes' letter of resignation is attached hereto as an Exhibit.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

           The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
-------
Letter of Resignation of John Brunjes, dated December 3, 2008.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 8, 2008



                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)



                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President

                                                                       Exhibit




December 3, 2008

Steven N. Bronson, CEO, President and CFO
BKF Capital Group, Inc.
One Rockefeller Plaza
New York, New York 10020

      Re:   Service on Board of Directors of BKF Capital Group, Inc.

Dear Mr. Bronson:

Please be advised that, effective immediately, I resign from my position as Director on the Board of BKF Capital Group, Inc. It has been a pleasure to work with you in connection with BKF.

Please feel free to contact me if you have any questions.  Thank you.


                                          Very truly yours,

                                          /s/ John A. Brunjes

                                          John A. Brunjes